Dividends on Common Stock and Conversion of Preferred Stock	12 Months Ended
Dec. 31, 2010
DIVIDENDS ON COMMON STOCK AND CONVERSION OF PREFERRED STOCK [Abstract]
3. DIVIDENDS ON COMMON STOCK AND CONVERSION OF PREFERRED STOCK

3.	DIVIDENDS ON COMMON STOCK AND CONVERSION OF PREFERRED STOCK

Dividends on Common Stock – In May 2010, the company’s board of directors approved an increase to the quarterly common stock dividend, from $0.43 per share to $0.47 per share, for stockholders of record as of June 1, 2010.

In May 2009, the company’s board of directors approved an increase to the quarterly common stock dividend, from $0.40 per share to $0.43 per share, for stockholders of record as of June 1, 2009.

In April 2008, the company’s board of directors approved an increase to the quarterly common stock dividend, from $0.37 per share to $0.40 per share, for stockholders of record as of June 2, 2008.

Conversion of Preferred Stock – On February 20, 2008, the company’s board of directors approved the redemption of the 3.5 million shares of mandatorily redeemable convertible preferred stock on April 4, 2008. Prior to the redemption date, substantially all of the preferred shares were converted into common stock at the election of stockholders. All remaining unconverted preferred shares were redeemed by the company on the redemption date. As a result of the conversion and redemption, the company issued approximately 6.4 million shares of common stock.